JOINT FILING AGREEMENT

                                                                  March 21, 2003

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the securities of Diametrics Medical, Inc. and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.


                            (Signature page follows)



                              Page 18 of 19 Pages

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 KONINKLIJKE PHILIPS ELECTRONICS N.V.


                                 By: /s/ ARIE WESTERLAKEN
                                    --------------------------------------------
                                    Name:  Arie Westerlaken
                                    Title: General Secretary




                                 PHILIPS HOLDING USA INC.


                                 By: /s/ WILHELMUS C.M. GROENHUYSEN
                                    --------------------------------------------
                                    Name:  Wilhelmus C.M. Groenhuysen
                                    Title: Senior Vice President, Chief
                                           Financial Officer and Treasurer




                                 PHILIPS ELECTRONICS NORTH AMERICA CORPORATION


                                 By: /s/ BELINDA CHEW
                                    --------------------------------------------
                                    Name:  Belinda Chew
                                    Title: Director, Senior Vice President,
                                           General Counsel and Secretary



                              Page 19 of 19 Pages